                                                                     Exhibit 4.2

                                                                  EXECUTION COPY

                         QUATRX PHARMACEUTICALS COMPANY
                                  AMENDMENT TO
                           FOURTH AMENDED AND RESTATED
                           INVESTORS' RIGHTS AGREEMENT

     THIS AMENDMENT TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT (the "AMENDMENT") is made and entered into as of this 25th day of May, 2005, by and among QUATRX PHARMACEUTICALS COMPANY, a Delaware corporation (the "COMPANY"), and the entities whose names are set forth on EXHIBIT A attached hereto (referred to hereinafter collectively as the "INVESTORS" and each individually as an "INVESTOR").

                                    RECITALS

     WHEREAS, the Company and certain of the Investors (the "PRIOR INVESTORS") have entered into that certain Fourth Amended and Restated Investors' Rights Agreement, dated as of November 22, 2004 (the "INVESTOR RIGHTS AGREEMENT"), pursuant to which the Company and the Prior Investors made certain agreements regarding registration rights and other matters set forth therein. Capitalized terms used herein but not otherwise defined shall have the meaning given such terms in the Investor Rights Agreement;

     WHEREAS, the Company proposes to issue up to 5,357,141 additional shares of its Series D Convertible Preferred Stock, par value $0.01 per share ("SERIES D PREFERRED") and 4,260,035 shares of its Series D-1 Convertible Preferred Stock, par value $0.01 per share ("SERIES D-1 PREFERRED") to additional Investors (the "ADDITIONAL INVESTORS");

     WHEREAS, Section 6.2 of the Investor Rights Agreement provides that the Investor Rights Agreement may be amended and the observance thereof may be waived only with the written consent of (i) the Company, (ii) the holders of at least 60% of the outstanding shares of the Company's Series A Preferred and Series B Preferred considered together as a single class (calculated on an as if converted into Common Stock basis), (the "REQUISITE SERIES A AND B MAJORITY"),
(iii) the holders of at least 60% of the outstanding shares of Series C Preferred as a separate class (the "REQUISITE SERIES C MAJORITY") and (iv) the holders of at least 60% of the outstanding shares of Series D Preferred as a separate class (the "REQUISITE SERIES D MAJORITY") (including for each purpose any shares of Conversion Stock). Collectively, the Requisite Series A and B Majority, the Requisite Series C Majority and the Requisite Series D Majority are referred to herein as the "REQUISITE MAJORITIES";

     WHEREAS, the Company, the Prior Investors and the Additional Investors desire to amend the Investor Rights Agreement as provided herein; and

     WHEREAS, the Investors executing this Amendment hold the Requisite Majorities as of the date hereof.

     NOW, THEREFORE, for and in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:

                                    AMENDMENT

     1. Pursuant to Section 7.8 of the Investor Rights Agreement, upon its execution of a counterpart signature page to the Investor Rights Agreement, each of the Additional Investors shall be deemed an "Investor" under, and a party to, the Investor Rights Agreement.

     2. SECTION 1.1 of the Investor Rights Agreement (Financial Information) is hereby amended by deleting the first paragraph thereof in its entirety and replacing it with the following:

     "The Company covenants and agrees that, commencing on the date of this Agreement, the Company will furnish to each Major Investor, as defined below, the information specified in this Section 1.1. For purposes of this
     Section 1.1 only, for so long as an Investor, together with its affiliates, holds not less than 500,000 shares of the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred, the Series D-1 Preferred and/or the equivalent number (on an-as-converted basis) of shares of Common Stock of the Company ("COMMON STOCK") issued upon the conversion of such shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, or Series D-1 Preferred, such Investor shall be a "MAJOR INVESTOR"."

     3. SECTION 1.2 of the Investor Rights Agreement (Inspection) is hereby amended by adding the following sentence at the beginning of such section:

     "For purposes of Section 1.2 only, a "MAJOR INVESTOR" means an Investor that, together with its affiliates, holds not less than 1,000,000 shares of the Series A Preferred, the Series B Preferred, the Series C Preferred, the Series D Preferred, the Series D-1 Preferred and/or the equivalent number (on an-as-converted basis) of shares of Common Stock issued upon the conversion of such shares of Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred, or Series D-1 Preferred."

     4. SECTION 2.1 of the Investor Rights Agreement (Registration Rights; Definitions) is hereby amended by replacing each occurrence of the phrase "Series A Preferred, Series B Preferred, Series C Preferred or Series D Preferred" with the phrase "Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred or Series D-1 Preferred."

     5. SECTION 3.1 of the Investor Rights Agreement (Pre-emptive Rights; General) is hereby amended by replacing the phrase "Series A Preferred, Series B Preferred, Series C Preferred and/or Series D Preferred" with the phrase "Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred and/or Series D-1 Preferred."

     6. SECTION 3.2 of the Investor Rights Agreement (Pre-emptive Rights; New Securities) is hereby amended as follows:

          (A) Section 3.2(a) is amended and restated in its entirety to read "shares of Conversion Stock;"

          (B) The following is added as Section 3.2(f):

               "(f) Shares of Common Stock, Series D Preferred and Series D-1 Preferred issued pursuant to that certain Exchange Agreement, made as of May ___, 2005, by and among the Company, Hormos Medical Corporation ("HORMOS"), and the shareholders of Hormos signatories thereto (the "EXCHANGE AGREEMENT")."

     7. SECTION 4.1 of the Investor Rights Agreement (Right to Purchase in Connection with Initial Public Offering; Grant of Option) is hereby amended as follows:

          (A) the phrase "Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred" is replaced by the phrase "Series A Preferred, Series B Preferred, Series C Preferred, Series D Preferred and Series D-1 Preferred";

          (B) the phrase "or issued to the Investor pursuant to the Exchange Agreement" is inserted after "or the Series D Purchase Agreement" and before ", as the case may be".

     8. SECTION 6.1 of the Investor Rights Agreement (Assignment), is hereby amended by (i) adding the phrase ", 40,000 shares of Series D-1 Preferred" after "40,000 shares of Series D Preferred" and (ii) by adding the following clause
(g) after clause (f) of the penultimate sentence thereof: "and (g) in the case of a transfer by SITRA, a partnership or other investment vehicle in which SITRA is a significant investor and that is managed by present or former personnel of SITRA, provided that as a condition precedent to such transfer, SITRA has delivered to the Company, if so requested by the Company, an opinion of U.S. counsel that the transfer of the Company's securities held by SITRA to such partnership or other investment vehicle is exempt from the registration requirements under the Securities Act."

     9. SECTION 6.2 of the Investor Rights Agreement (Amendment of Rights), is hereby amended by deleting the phrase "60% of the outstanding shares of Series D Preferred as a separate class" and replacing it with "65% of the outstanding shares of Series D Preferred as a separate class". In addition, the following sentence shall be added to the end of Section 6.2: "Notwithstanding the foregoing, the Company may amend EXHIBIT A hereto without the consent of the Investors to add additional shares of Series D Preferred purchased under the Amended and Restated Series D Preferred Stock Purchase Agreement."

     10. Exhibit A to the Investor Rights Agreement is hereby amended and restated in its entirety by EXHIBIT A attached hereto.

     11. This Amendment may be executed in counterparts, each of which will be deemed an original, but all of which together shall constitute one and the same instrument.

     12. This Amendment shall become effective immediately upon execution by the Company and the Requisite Majorities.

     13. Other than as set forth in this Amendment, all of the terms and conditions of the Investor Rights Agreement shall continue in full force and effect.

     14. This Amendment shall be governed by and construed exclusively in accordance with the substantive laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware excluding the body of law relating to conflict of laws and choice of law.

                            [SIGNATURE PAGE FOLLOWS]

                                                                  EXECUTION COPY

     IN WITNESS WHEREOF, the parties hereto have caused this AMENDMENT TO FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT to be executed and delivered by their respective officers hereunto duly authorized on the date first above written.

COMPANY:

QUATRX PHARMACEUTICALS COMPANY


By: /s/ Robert L. Zerbe
    ---------------------------------
Print Name: Robert L. Zerbe
Title: CEO

PRIOR INVESTORS:

MPM BIO VENTURES III, L.P.              MPM BIOVENTURES III-QP, L.P.

By: MPM Bio Ventures III GP, L.P.,      By: MPM Bio Ventures III GP, L.P., its
its General Partner                     General Partner

By: MPM Bio Ventures III LLC, its       By: MPM Bio Ventures III LLC, its
General Partner                         General Partner


By: /s/  Nicholas J. Simon              By: /s/ Nicholas J. Simon
    ---------------------------------       ----------------------------------
Name: Nicholas J. Simon                 Name: Nicholas J. Simon
Title: Series A Member                  Title: Series A Member


MPM BIOVENTURES III PARALLEL FUND,      MPM BIOVENTURES III GMBH & CO.
L.P.                                    BETEILINGUNGS KG

By: MPM Bio Ventures III GP, L.P.,      By: MPM BioVentures III GP, L.P., in its
its General Partner                     capacity as the Managing Limited Partner

By: MPM Bio Ventures III LLC, its       By: MPM BioVentures III LLC, its General
General Partner                         Partner


By: /s/ Nicholas J. Simon               By: /s/ Nicholas J. Simon
    ---------------------------------       ----------------------------------
Name: Nicholas J. Simon                 Name: Nicholas J. Simon
Title: Series A Member                  Title: Series A Member


MPM ASSET MANAGEMENT INVESTORS 2003     MPM BIOVENTURES STRATEGIC FUND, L.P.
BVIII LLC

                                        By: MPM Bio Ventures III GP, L.P., its
By: /s/ Nicholas J. Simon               General Partner
    ---------------------------------
Name: Nicholas J. Simon                 By: MPM Bio Ventures III LLC, its
Title: Manager                          General Partner


                                        By: /s/ Nicholas J. Simon
                                            ----------------------------------
                                        Name: Nicholas J. Simon
                                        Title: Series A Member

               [SIGNATURE PAGE TO AMENDMENT TO FOURTH AMENDED AND
                      RESTATED INVESTORS' RIGHTS AGREEMENT]

THOMAS WEISEL HEALTHCARE VENTURE PARTNERS, L.P.

By: Thomas Weisel Healthcare Venture Partners LLC,
its General Partner

By: Thomas Weisel Capital Management LLC,
its Managing Member


By: /s/ Casey M. Castelein
    ---------------------------------
Name: Casey M. Castelein
Title: Principal


FRAZIER HEALTHCARE III, L.P.            FRAZIER AFFILIATES III, L.P.

By: FHM III, L.L.C.                     By: FHM III, L.L.C.
Its: General Partner                    Its: General Partner

By: Frazier & Co, Inc.                  By: Frazier & Co, Inc.
Its: Member                             Its: Member


By: /s/ Alan D. Frazier                 By: /s/ Alan D. Frazier
    ---------------------------------       ------------------------------------
Name: Alan D. Frazier                   Name: Alan D. Frazier
Title: President                        Title: President


TL VENTURES V L.P.                      TL VENTURES V INTERFUND L.P.

By: TL Ventures V Management L.P.       By: TL Ventures V LLC
Its: General Partner                    Its: Manager


By: TL Ventures V LLC                   By: /s/ Christopher Moller
Its: Manager                                ------------------------------------
                                        Name: Christopher Moller
                                        Title: Managing Director
By: /s/ Christopher Moller
    ---------------------------------
Name: Christopher Moller
Title: Managing Director


INTERWEST PARTNERS VIII, L.P.           INTERWEST INVESTORS VIII, L.P.

By: InterWest Management Partners       By: InterWest Management Partners VIII,
    VIII, LLC                               LLC
Its: General Partner                    Its: General Partner


By: /s/ Chris Ehrlich                   By: /s/ Chris Ehrlich
    ---------------------------------       ------------------------------------
Name: Chris Ehrlich                     Name: Chris Ehrlich
Title: Venture Member                   Title: Venture Member


INTERWEST INVESTORS Q VIII, L.P.

By: InterWest Management Partners
    VIII, LLC
Its: General Partner


By: /s/ Chris Ehrlich
    ---------------------------------
Name: Chris Ehrlich
Title: Venture Member

               [SIGNATURE PAGE TO AMENDMENT TO FOURTH AMENDED AND
                     RESTATED INVESTORS' RIGHTS AGREEMENT]

STOCKWELL FUND, L.P.                    TWILIGHT VENTURE PARTNERS, LLC

By: Stockwell Managers, LLC,
    its general partner                 By: /s/ Ronald D. Henricren
                                            ------------------------------------
                                        Name: Ronald D. Henricren
By: /s/ Tom Hufnagel                    Title: Chief Investment Officer
    ---------------------------------
    Name:
    Title:


WS INVESTMENT COMPANY, LLC              WS INVESTMENT COMPANY 2000 B


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name:
      -------------------------------         ----------------------------------
Title:                                  Title:
       ------------------------------          ---------------------------------


LATHAM & WATKINS                        VINCE CLUB TRUST


By:                                     By:
    ---------------------------------       ------------------------------------
Name:                                   Name: Mark S. Hoplamazian, not
Title:                                  individually, but solely as trustee of
                                        the Vince Club Trust

               [SIGNATURE PAGE TO AMENDMENT TO FOURTH AMENDED AND
                     RESTATED INVESTORS' RIGHTS AGREEMENT]

                          COUNTERPART SIGNATURE PAGE TO
             FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                        OF QUATRX PHARMACEUTICALS COMPANY

     In accordance with Section 7.8 of that certain Fourth Amended and Restated Investors' Rights Agreement, dated as of November 22, 2004, as amended (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, and the persons and entities listed on the signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of May 25, 2005.

INDIVIDUAL SECURITY HOLDER REPRESENTATIVE:

-------------------------------------


By: /s/ Kauko Kurkela
    ---------------------------------
Print Name: Kauko Kurkela
Title:
       ------------------------------

               [SIGNATURE PAGE TO AMENDMENT TO FOURTH AMENDED AND
                     RESTATED INVESTORS' RIGHTS AGREEMENT]

                          COUNTERPART SIGNATURE PAGE TO
             FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                        OF QUATRX PHARMACEUTICALS COMPANY

     In accordance with Section 7.8 of that certain Fourth Amended and Restated Investors' Rights Agreement, dated as of November 22, 2004, as amended (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, and the persons and entities listed on the signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of May 25, 2005.

INVESTOR:

H& B CAPITAL LP


By: /s/ Lars Gatenbeck
    ---------------------------------
Print Name: Lars Gatenbeck
Title: General Partner

               [SIGNATURE PAGE TO AMENDMENT TO FOURTH AMENDED AND
                     RESTATED INVESTORS' RIGHTS AGREEMENT]

                          COUNTERPART SIGNATURE PAGE TO
             FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                        OF QUATRX PHARMACEUTICALS COMPANY

     In accordance with Section 7.8 of that certain Fourth Amended and Restated Investors' Rights Agreement, dated as of November 22, 2004, as amended (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, and the persons and entities listed on the signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of May 25, 2005.

INVESTOR:

BIO FUND VENTURES II JATKOSUOITUSKRAHASTO KY


By: /s/ Kalevi Kurkliarvi
    ---------------------------------
Print Name: Kalevi Kurkliarvi
Title: General Partner, Chairman and CEO

               [SIGNATURE PAGE TO AMENDMENT TO FOURTH AMENDED AND
                     RESTATED INVESTORS' RIGHTS AGREEMENT]

                          COUNTERPART SIGNATURE PAGE TO
             FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                        OF QUATRX PHARMACEUTICALS COMPANY

     In accordance with Section 7.8 of that certain Fourth Amended and Restated Investors' Rights Agreement, dated as of November 22, 2004, as amended (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, and the persons and entities listed on the signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of May 25, 2005.

INVESTOR:

BIO FUND VENTURES II KY


By: /s/ Kalevi Kurkliarvi
    ---------------------------------
Print Name: Kalevi Kurkliarvi
Title: General Partner, Chairman and CEO

               [SIGNATURE PAGE TO AMENDMENT TO FOURTH AMENDED AND
                     RESTATED INVESTORS' RIGHTS AGREEMENT]

                          COUNTERPART SIGNATURE PAGE TO
             FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                        OF QUATRX PHARMACEUTICALS COMPANY

     In accordance with Section 7.8 of that certain Fourth Amended and Restated Investors' Rights Agreement, dated as of November 22, 2004, as amended (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, and the persons and entities listed on the signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of May 25, 2005.

INVESTOR:

BIO FUND VENTURES I KY


By: /s/ Kalevi Kurkliarvi
    ---------------------------------
Print Name: Kalevi Kurkliarvi
Title: General Partner, Chairman and CEO

               [SIGNATURE PAGE TO AMENDMENT TO FOURTH AMENDED AND
                     RESTATED INVESTORS' RIGHTS AGREEMENT]

                          COUNTERPART SIGNATURE PAGE TO
             FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                        OF QUATRX PHARMACEUTICALS COMPANY

     In accordance with Section 7.8 of that certain Fourth Amended and Restated Investors' Rights Agreement, dated as of November 22, 2004, as amended (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, and the persons and entities listed on the signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of May 25, 2005.

INVESTOR:

P/S BIOMEDICAL VENTURE III


By: /s/ Jesper Zeithen                  /s/ Boarne Thorup
    ---------------------------------   ----------------------------------------
Print Name: Jesper Zeithen              Boarne Thorup
Title: Managing Director                Group CIO

               [SIGNATURE PAGE TO AMENDMENT TO FOURTH AMENDED AND
                     RESTATED INVESTORS' RIGHTS AGREEMENT]

                          COUNTERPART SIGNATURE PAGE TO
             FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                        OF QUATRX PHARMACEUTICALS COMPANY

     In accordance with Section 7.8 of that certain Fourth Amended and Restated Investors' Rights Agreement, dated as of November 22, 2004, as amended (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, and the persons and entities listed on the signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of May 25, 2005.

INVESTOR:

FINNISH NATIONAL FUND FOR RESEARCH AND DEVELOPMENT, SITRA


By: /s/ Magnus Sjoblom
    ---------------------------------
Print Name: Magnus Sjoblom
Title: Director of Finance and Corp. Fin.

               [SIGNATURE PAGE TO AMENDMENT TO FOURTH AMENDED AND
                     RESTATED INVESTORS' RIGHTS AGREEMENT]

                          COUNTERPART SIGNATURE PAGE TO
             FOURTH AMENDED AND RESTATED INVESTORS' RIGHTS AGREEMENT
                        OF QUATRX PHARMACEUTICALS COMPANY

     In accordance with Section 7.8 of that certain Fourth Amended and Restated Investors' Rights Agreement, dated as of November 22, 2004, as amended (the "AGREEMENT"), by and among QuatRx Pharmaceuticals Company, a Delaware corporation, and the persons and entities listed on the signature pages thereto, the undersigned hereby executes and delivers this counterpart signature page to the Agreement, and in connection therewith, hereby agrees to be bound by all of the terms and conditions set forth in the Agreement, effective as of May 25, 2005.

INVESTOR:

INSTITUTIONAL SECURITY HOLDER REPRESENTATIVE:


By: /s/ Ari Jauho
    ---------------------------------
Print Name: Ari Jauho
Title: Investment Director

               [SIGNATURE PAGE TO AMENDMENT TO FOURTH AMENDED AND
                     RESTATED INVESTORS' RIGHTS AGREEMENT]

                                                                  EXECUTION COPY

                                    EXHIBIT A

                                    TABLE A-1

                            SERIES A PREFERRED STOCK

INVESTOR NAME                   NUMBER OF SHARES
-------------                   ----------------
Frazier Healthcare III L.P.         744,401.82
Frazier Affiliates III, L.P.          5,598.18
TL Ventures V L.P.                  737,248.00
TL Ventures V Interfund, L.P.        12,752.00
WS Investment Company 2000 B         25,000.00
WS Investment Company, LLC           12,500.00
Latham & Watkins                     18,750.00
Vince Club Trust                     18,750.00
TOTAL:                            1,575,000.00

                                    TABLE A-2

                            SERIES B PREFERRED STOCK

INVESTOR NAME                   NUMBER OF SHARES
-------------                   ----------------
Frazier Healthcare III L.P.       2,084,325.00
Frazier Affiliates III, L.P.         15,675.00
TL Ventures V L.P.                2,064,295.67
TL Ventures V Interfund, L.P.        35,704.33
TOTAL:                            4,200,000.00

                                    TABLE A-3

                            SERIES C PREFERRED STOCK

INVESTOR NAME                                    NUMBER OF SHARES
-------------                                    ----------------
MPM BioVentures III, LP                                753,141
MPM BioVentures III-QP, LP                          11,201,201
MPM BioVentures III Parallel Fund, LP                  338,287
MPM BioVentures III GmbH & Co. Beteiligungs KG         946,639
MPM Asset Management Investors 2003 BVIII LLC          216,872
Frazier Healthcare III L.P.                          3,047,260
Frazier Affiliates III, L.P.                            22,916
TL Ventures V L.P.                                   3,449,116
TL Ventures V Interfund, L.P.                           59,656
InterWest Partners VIII, L.P.                        4,231,140
InterWest Investors VIII, L.P.                          33,772
InterWest Investors Q VIII, L.P.                       121,052
Stockwell Fund L.P.                                  1,000,000
Twilight Venture Partners, LLC                         175,439
TOTAL:                                              25,596,491

                                    TABLE A-4

                            SERIES D PREFERRED STOCK

INVESTOR NAME                                            NUMBER OF SHARES
-------------                                            ----------------
Frazier Healthcare III L.P.                                  708,954.16
Frazier Affiliates III, L.P.                                   5,331.55
TL Ventures V L.P.                                         1,228,747.45
TL Ventures V Interfund, L.P.                                 21,252.55
MPM BioVentures III, LP                                      189,898.00
MPM BioVentures III-QP, LP                                 2,824,293.00
MPM BioVentures III Parallel Fund, LP                         85,296.00
MPM BioVentures III GmbH & Co. Beteiligungs KG               238,687.00
MPM Asset Management Investors 2003 BVIII LLC                 54,683.00
MPM Bioventures Strategic Fund, L.P.                         535,714.00
InterWest Partners VIII, L.P.                              2,067,214.29
InterWest Investors VIII, L.P.                                16,500.00
InterWest Investors Q VIII, L.P.                              59,142.86
Stockwell Fund L.P.                                          285,714.29
Twilight Venture Partners, LLC                               142,857.14
Thomas Weisel Healthcare Venture Partners, L.P.            2,500,000.00
Aboa Venture II                                               31,517.00
Apteekkien Elakekassa                                          7,250.00
BankInvest Biomedical Ventures III LP                        285,718.00
Bio Fund Ventures I LP                                        58,857.00
Bio Fund Ventures II LP                                       57,307.00
Bio Fund Ventures II Annex Fund LP                            25,994.00
H&B Capital LP                                               168,069.00
Ilmarinen Mutual Pension Insurance                            20,132.00
Innoventure Oy                                                34,187.00
Pohjala Non-Life Insurance                                     8,755.00
Sampo                                                         34,481.00
Sampo Life Insurance                                          34,481.00
The Finnish National Fund for Research and Development       146,337.00
Suomi Mutual Life Assurance                                   35,020.00
Tapiola Corporate Life Insurance                               9,477.00
Tapiola General Mutual Insurance                              20,081.00
Tapiola Mutual Life Assurance                                 14,216.00
Tapiola Mutual Pension Insurance                              27,311.00
Veritas Life Insurance                                         5,028.00
Veritas Pension Insurance                                     10,058.00
TOTAL:                                                    11,998,516.29

                                    TABLE A-5

                           SERIES D-1 PREFERRED STOCK

INVESTOR NAME                                            NUMBER OF SHARES
-------------                                            ----------------
Aboa Venture II                                              125,314.00
Apteekkien Elakekassa                                         28,823.00
BankInvest Biomedical Ventures III LP                      1,136,024.00
Bio Fund Ventures I LP                                       234,021.00
Bio Fund Ventures II LP                                      227,857.00
Bio Fund Ventures II Annex Fund LP                           103,338.00
H&B Capital LP                                               668,247.00
Ilmarinen Mutual Pension Insurance                            80,049.00
Innoventure Oy                                               135,931.00
Pohjala Non-Life Insurance                                    34,810.00
Sampo                                                        137,101.00
Sampo Life Insurance                                         137,101.00
The Finnish National Fund for Research and Development       581,836.00
Suomi Mutual Life Assurance                                  139,244.00
Tapiola Corporate Life Insurance                              37,681.00
Tapiola General Mutual Insurance                              79,842.00
Tapiola Mutual Life Assurance                                 56,523.00
Tapiola Mutual Pension Insurance                             108,588.00
Veritas Life Insurance                                        19,990.00
Veritas Pension Insurance                                     39,992.00
TOTAL:                                                     4,112,312.00